SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mad Catz Interactive, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

July 28, 2015

Dear Fellow Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Thursday, September 10, 2015, at 10:00 a.m., Pacific Time, at Mad Catz, Inc.’s offices located at 10680 Treena Street, Suite 500, San Diego, California 92131.

The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please complete, sign and date your proxy card today and return it in the envelope provided. If you decide to attend the Annual Meeting and you are a registered shareholder, you will be able to vote in person, even if you have previously submitted your proxy, subject to the conditions and requirements set forth in the Management Proxy Circular and Proxy Statement.

Thank you for your continued support.

Sincerely,

Darren Richardson
President and Chief Executive Officer

MAD CATZ INTERACTIVE, INC.

10680 TREENA STREET, SUITE 500

SAN DIEGO, CALIFORNIA 92131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 10, 2015

The 2015 Annual Meeting of Shareholders (the “Meeting”) of Mad Catz Interactive, Inc. (the “Company”) will be held at Mad Catz, Inc.’s offices located at 10680 Treena Street, Suite 500, San Diego, California 92131, on Thursday, September 10, 2015, beginning at 10:00 a.m., Pacific Time. The purposes of the Meeting are to receive the Annual Report of the Company containing the consolidated annual financial statements for the year ended March 31, 2015 and the auditor’s report thereon and to:

1.	Elect five directors of the Company to serve until the Annual Meeting of Shareholders to be held in 2016 or until their respective successors are elected and qualified;

2.	Appoint KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and authorize the Board of Directors to fix the Independent Registered Public Accounting Firm and Auditor’s remuneration;

3.	Consider, and, if deemed advisable, approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers; and

4.	Transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 27, 2015 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

These items of business, including the nominees for director, are more fully described in the Management Proxy Circular and Proxy Statement accompanying this notice.

Whether or not you plan to attend the Meeting, we encourage you to vote your shares by proxy. This will ensure the presence of a quorum at the Meeting. Subject to the conditions and requirements set forth in the Management Proxy Circular and Proxy Statement, voting by proxy will not limit your right to change your vote or to attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Darren Richardson
President and Chief Executive Officer

July 28, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2015 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2015.

THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT AND THE ANNUAL

REPORT ARE AVAILABLE AT https://materials.proxyvote.com/556162

i

MAD CATZ INTERACTIVE, INC.

10680 TREENA STREET, SUITE 500

SAN DIEGO, CALIFORNIA 92131

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR

THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 10, 2015

This Management Proxy Circular and Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Mad Catz Interactive, Inc. (the “Company,” “Mad Catz,” “we” or “us”) of proxies from the holders of shares of Common Stock of the Company to be voted at the Annual Meeting of Shareholders to be held on Thursday, September 10, 2015, beginning at 10:00 a.m., Pacific Time, at Mad Catz, Inc.’s offices located at 10680 Treena Street, Suite 500, San Diego, California 92131 (the “Meeting”). This Management Proxy Circular and Proxy Statement, the proxy card, and our Annual Report will first be mailed to shareholders entitled to vote at the Meeting on or about August 5, 2015. All dollar references in this Management Proxy Circular and Proxy Statement are in U.S. dollars unless otherwise indicated.

QUESTIONS AND ANSWERS ABOUT THE PROXY

MATERIALS AND OUR 2015 ANNUAL MEETING

Q:	What is the purpose of the Meeting?

A:	The Meeting is being held to receive our Annual Report containing the consolidated financial statements for the year ended March 31, 2015 and the auditor’s report thereon and to consider and vote upon (1) the election of five directors to serve until the next Annual Meeting of Shareholders in 2016 or until their successors are duly elected and qualified; (2) the appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor; and (3) the approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, management will report on the Company’s performance during fiscal year 2015 and respond to questions from shareholders.

Q:	What are the Board’s Recommendations?

A:	The Board’s recommendations are set forth together with a description of the proposals in this Management Proxy Circular and Proxy Statement. In summary, the Board recommends that you vote:

•

FOR the election of the five directors named in this Management Proxy Circular and Proxy Statement to serve until the Meeting of Shareholders in 2016 or until their successors are duly elected and qualified (see page 5);

•

FOR the appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor (see page 9); and

•	FOR the advisory approval of the compensation paid to the Company’s named executive officers (see page 10).

Q:	Who is entitled to vote at the Meeting?

A:	Only holders of record of shares of Common Stock as of the close of business on July 27, 2015, the record date fixed by the Board (the “Record Date”), will be entitled to receive notice of and to vote at the Meeting. As of July 27, 2015, there were 73,469,571 shares of Common Stock issued and outstanding.

Q:	What shares can I vote?

A:	You may vote all shares of Mad Catz Common Stock owned by you as of the close of business on the Record Date. You may cast one vote per share that you held on the Record Date. A list of shareholders entitled to vote at the Meeting will be available during ordinary business hours at Mad Catz, Inc.’s offices located at 10680 Treena Street, Suite 500, San Diego, California 92131 for a period of at least 10 days prior to the Meeting and at the Meeting.

Q:	How can I vote my shares at the Meeting?

A:	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, you are considered the “shareholder of record” with respect to those shares and the proxy materials and proxy card are being sent directly to you by Mad Catz. As the shareholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the enclosed proxy card or vote at the Meeting. Most of our shareholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. These shareholders are referred as a “beneficial owners”, and may not vote these shares in person at the Meeting other than as described below. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting. The shares represented by proxy at the Meeting will be voted or withheld from voting in accordance with the instructions of the shareholder granting such proxy on any ballot which may be called for. If the shareholder specifies a choice with respect to any matter to be acted upon, the shares subject to such proxy will be voted accordingly.

These proxy materials are being sent to both shareholders of record and beneficial owners. If you are a beneficial owner, and Mad Catz or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, Mad Catz (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

There are two kinds of beneficial owners: Objecting Beneficial Owners (“OBOs”) who object to their name being made known to the issuers of securities they own; and Non-Objecting Beneficial Owners (“NOBOs”) who do not object to the issuers of the securities they own knowing who they are.

If you are a NOBO, the Company is sending the proxy materials to you directly, together with a Voting Instruction Form from our transfer agent, Computershare Trust Company of Canada, pursuant to National Instrument 54-101. If you wish to vote in person at the meeting, you must insert your own name in the space provided for the appointment of a proxyholder on the Voting Instruction Form and carefully follow the instructions therein for return of the executed form or other method of response.

If you are an OBO, your broker, bank or other nominee is forwarding the proxy materials to you, together with a voting instruction card. You may not vote the shares you beneficially own in person at the Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting, or, if applicable, by following the instructions in the voting instruction form you receive from the broker, bank or other nominee that holds your shares.

Applicable regulatory policy requires your broker to seek voting instructions from you in advance of the Meeting. Every broker has its own mailing procedures and provides its own return instructions, which you should carefully follow in order to ensure that your shares are voted at the Meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communication Solutions, Canada (“Broadridge”). Broadridge mails a Voting Information Form instead of the form of proxy. You are asked to complete and return the Voting Information Form to Broadridge by mail or facsimile. Alternately, you can call the toll-free telephone number noted on your Voting Information Form to vote your shares. If you receive a Voting Information Form from Broadridge, it cannot be used as a proxy to vote shares directly at the Meeting because the Voting Information Form must be returned to Broadridge in advance of the Meeting in order to have the shares voted.

Q:	How will my shares be voted if I return a blank proxy card?

A:	If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” the election, as directors of the Company, of the five nominees named in this Management Proxy Circular and Proxy Statement, “FOR” the appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor, and “FOR” the advisory approval of the compensation paid to the Company’s named executive officers. If you hold shares in street name and are not a NOBO, your bank or broker is permitted to use its own discretion and vote your shares on certain routine matters (such as Proposal 2) even if you have not provided voting instructions. Your bank or broker is not permitted to use its discretion and vote your shares on non-routine matters (such as Proposals 1 and 3) if it has not received instructions from you as to how to vote the shares. Therefore, we urge you to give voting instructions to your broker on all three voting proposals. Shares that are not permitted to be voted by your broker with respect to any non-routine matter are called “broker non-votes.” Broker non-votes are not considered votes for or against, or entitled to vote with respect to, any of the proposals to be voted on at the Meeting and will have no direct impact on any such proposal.

Q:	How can I vote my shares without attending the Meeting?

A:

Whether you are the shareholder of record or hold your shares in street name, you may direct your vote without attending the Meeting by completing and mailing your proxy card in the enclosed pre-paid envelope or completing and returning the Voting Instruction Form in accordance with the instructions contained therein. Each shareholder has the right to appoint a person or company to represent the shareholder at the Meeting other than the person or company, if any, designated on the proxy card. A shareholder desiring to appoint some other person (who need not be a shareholder of the Company) to represent him, her or it at the Meeting may do so either by inserting such other person’s name in the blank space provided in the proxy card or by completing another proxy card and in either case by delivering, at any time up to and including the second business day preceding the day of the Meeting or any adjournment thereof, the completed proxy card addressed to the Corporate Secretary of the Company, c/o Computershare Trust Company of Canada, Attention Proxy Department, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, Canada, M5J 2Y1, or to the Chairman or the Corporate Secretary of the Company at the beginning of the Meeting or any adjournment thereof. If your shares are held in street name, carefully follow the corresponding instructions in the Voting Instruction Form. Also, your Voting Instruction Form may contain instructions from our transfer agent or your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before your proxy is voted at the Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy: (1) by delivering to the Company at Mad Catz Interactive, Inc. % McMillan LLP, 181 Bay Street, Suite 4400, Toronto, Ontario, Canada M5J 2T3 (Attention: P. Collins) a written notice of revocation of your proxy on or before September 9, 2015 or on or before the business day preceding any adjournment of the Meeting or to the Chairman of the Meeting on the day of the Meeting; (2) by delivering to the Company on or before September 8, 2015 an authorized proxy bearing a later date; (3) by attending the Meeting and voting in person; or (4) in any other manner permitted by law. Attendance at the Meeting in and of itself, without voting in person, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Meeting, by attending the Meeting and voting in person.

Q:	How many shares must be present or represented to conduct business at the Meeting?

A:	The quorum requirement for holding the Meeting and transacting business at the Meeting is that at least two persons, being either shareholders or proxy holders, holding or representing in the aggregate not less than a majority of the votes entitled to be cast at the Meeting, be present in person at the Meeting.

Q:	What if a quorum is not present at the Meeting?

A:	Under Canadian law, if a quorum is not present at the opening of the Meeting, the shareholders present may adjourn the Meeting to a fixed time and place, but may not transact any other business. If we propose to have the shareholders vote whether to adjourn the Meeting, the proxy holders will vote all shares for which they have authority in favor of the adjournment.

Q:	What vote is required to approve each of the proposals?

A:	The election of directors (Proposal 1) and the appointment of auditors and authority to fix remuneration of auditors (Proposal 2) are determined by a plurality. The advisory approval of the compensation paid to our named executive officers (Proposal 3) requires the affirmative vote of a majority of the votes cast on those proposals by the shareholders present (in person or by proxy) and entitled to vote at the Meeting.

Q:	What happens if additional matters or amendments to matters are presented at the Meeting?

A:	Other than the three proposals described in this Management Proxy Circular and Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders, Thomas Brown, Chairman of the Board, and Darren Richardson, President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting or with respect to any amendments or variations to the three proposals described in this Management Proxy Circular and Proxy Statement.

Q:	Who will count the votes?

A:	A representative of the Company will be appointed at the Meeting to tabulate the votes and act as Scrutineer and Inspector of Elections.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting. In addition, a report of the final votes will be made available at www.sedar.com. We will also issue a news release following the Meeting announcing the results on the election of directors and other matters considered at the Meeting.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Meeting, which we will pay.

Q:	May I propose matters for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:	Yes. If you wish to propose a matter for consideration at next year’s Annual Meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

Q:	What do I need for admission to the Meeting?

A:	You are entitled to attend the Meeting only if you are a shareholder of record or a beneficial owner as of July 27, 2015, the Record Date, or you hold a valid proxy for the Meeting. You should be prepared to present photo identification for admittance. If you are the shareholder of record, your name will be verified against the list of shareholders of record prior to your being admitted to the Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Mad Catz stock as of the Record Date, a copy of the Voting Instruction Form provided by our transfer agent or your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s articles of incorporation provide that the Board shall consist of a minimum of three directors and a maximum of 12 directors. The Board currently consists of five members: Messrs. Thomas Brown, Darren Richardson, Scott Guthrie, John Nyholt, and Carlo Chiarello.

The Board has fixed the number of directors to be elected at the Meeting at five. All of the nominees for director are current members of the Board.

Each director elected at the Meeting will hold office for a one-year term until the 2016 Annual Meeting of Shareholders or until his successor is duly elected and qualified, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

In considering candidates for election to the Board, the independent members of the Board seek to assemble a Board that, as a whole, possess the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The independent Directors also evaluate other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise that consists of Directors who complement and strengthen the skills of other Directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board view as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a multinational public company.

The following information is furnished with respect to the Board’s nominees for election as directors of the Company, including the nominee’s position with the Company, tenure as director and age as of July 13, 2015. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

Name and Place of Residence	Position with the Company and Principal Occupation	Age	Director Since
Thomas Brown(1) Poway, California, United States	Chairman of the Board, Businessman	64	2006
Darren Richardson San Diego, California, United States	President, Chief Executive Officer and Director	54	2005
Scott Guthrie(1) Malibu, California, United States	Director, Businessman	50	2014
John Nyholt(1) Oakville, Ontario, Canada	Director, Retired CPA	58	2013
Carlo Chiarello Kitchener, Ontario, Canada	Director, Businessman	46	2015

(1)	Member of the Audit Committee.

Set forth below is information regarding each of the above-named individuals, including a description of his positions and offices held with the Company, a description of his principal occupation and business experience during at least the last five years and directorships presently held by him in other companies. The information below includes specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this proxy statement, that nominee should continue to serve on the Board. However, each independent Director may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent Directors. For the number of shares of Common Stock beneficially owned, or controlled or directed, directly or indirectly, by each of the above named individuals, see “Security Ownership of Certain Beneficial Owners and Management.”

Thomas Brown

Mr. Brown has been a director of the Company since May 2006 and has served as Chairman of the Board since April 2008. Mr. Brown serves as President, Chief Executive Officer and director of LRAD Corporation, a leading innovator of highly intelligible, clear directed acoustic solutions, a position he has held since September 2006. Previously, he served as President of Brown Thompson Executive Search, a financial executive search firm, since April 2005. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Information Technology division of Sony Electronics, where he was responsible for supply chain operations including Information Technology, Procurement, North American Manufacturing Operations and Finance. He continued to consult with Sony Electronics on its ERP implementation from September 2004 to January 2005. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer division. Mr. Brown holds a Bachelor of Arts degree in Economics from Rutgers University. The Company believes that Mr. Brown’s senior management, accounting and financial analysis expertise, including his experience as Chief Executive Officer and interim Chief Financial Officer of LRAD Corporation and his management and financial experience with Sony Electronics in the consumer electronics industry, qualify him for service on the Board.

Darren Richardson

Mr. Richardson has been President and Chief Executive Officer of the Company since April 1, 2004, and a director of the Company since 2005. Prior to his appointment as President and Chief Executive Officer, Mr. Richardson served as Executive Vice President of the Company since October 1997 and as President and Chief Operating Officer of Mad Catz, Inc. since September 1999. Mr. Richardson served in several senior management capacities with Games Trader from 1997 until 1999, including Chief Operating Officer, and Vice President of Business Development, responsible for sales and marketing with a focus on new account development. He holds a Master of Business Administration degree from Trinity College, Dublin, and a Bachelor of Commerce degree from the University of Wollongong, Australia. The Company believes that Mr. Richardson’s expertise and experience in the video game industry, as well his as senior management positions with the Company for over 17 years, qualify him for service on the Board.

Scott Guthrie

Mr. Guthrie has been a director of the Company since January 2014. Mr. Guthrie has spent his entire career building consumer facing businesses and joined Kizzang Sweepstakes as the Chief Operating Officer in 2015. Kizzang is an entertainment company that leverages proprietary technology to drive free to play online games. Mr. Guthrie previously held senior management positions with several global consumer products companies, including General Manager—Americas at SodaStream International (2013-2015); Co-Founder and Advisor—Jambo Enterprises, Inc. (2012-2014), a developer of apps and digital solutions for brands and services to drive meaningful consumer engagement in the mobile space; Executive Vice President of Paramount Pictures Home Entertainment (2011), where he was responsible for the sales and marketing of leading home entertainment brands such as Paramount, Dreamworks, MTV, Nickelodeon, CBS and Showtime; Executive Vice President/General Manager of MTV Games (2009-2010), where he oversaw the global development of the popular Rock Band franchise and other leading video games; Executive Vice President of Publishing at THQ (2006-2009), a leading developer and publisher of interactive entertainment software; and Head of North American Sales and Distribution in the home entertainment division of The Walt Disney Company (2003-2005). Mr. Guthrie holds a Bachelor of Arts degree in Business/Economics from Bishops University. The Company believes that Mr. Guthrie’s broad expertise in growing leading consumer brands, particularly in the gaming, software and home entertainment industries, qualifies him for service on the Board.

John Nyholt

Mr. Nyholt has been a director of the Company since October 2013. Mr. Nyholt is a Canadian resident and has been a Chartered Professional Accountant since 1981. In December 2013, Mr. Nyholt retired from PricewaterhouseCoopers LLP (Canada) following a nearly 35 year career at the firm, including the most recent 20 years as a partner in the Consulting and Deals practice. Mr. Nyholt has broad experience in audit and accounting services, restructurings, financings, and mergers and acquisitions, and holds both an Honors Bachelor of Business Administration and a Masters of Business Administration degree from the Richard Ivey School of Business, Western University, Canada. Mr. Nyholt has completed the Director Education Program of the Institute of Corporate Directors (Canada), and has earned the ICD.D designation. Mr. Nyholt currently serves as a director and officer of Halton Healthcare Services Corporation, where he serves as Vice-Chair. He also serves as the Chair of the Board of Directors of T1 General Partner Corp., the General Partner to Tier One Capital Limited Partnership which is publicly traded on the Canadian Securities Exchange. Tier One is focused on funding rapidly growing development stage Canadian companies. The Company believes that Mr. Nyholt’s broad financial analysis and management expertise, including his senior leadership roles in audit and accounting services, restructurings, financings and M&A, qualify him for service on the Board.

Carlo Chiarello

Mr. Chiarello has been a director of the Company since June 2015. Mr. Chiarello is a Canadian resident and has been the Chief Product Officer at Powermat Technologies Limited, a developer of wireless power solutions for consumers, OEM, and public places since December 2014. Prior to joining Powermat in 2014, Mr. Chiarello spent eleven years (2003-2014) in executive positions at BlackBerry Limited, most recently as Executive Vice President, BlackBerry Mobile Handset Division. Additionally, Mr. Chiarello has held various senior management positons with several high-tech, consumer products companies, including Director of Product Management at Innovance Networks (2000-2003) and at Nortel Networks (1995-2000), and Transmission Design Manager at Bell Canada (1991-1995). Mr. Chiarello also is the President and Founder of Csquared Group, Inc. (founded in 2014), an investor, executive advisor and technology business consulting firm. Mr. Chiarello holds a Bachelor of Engineering, Electrical, from Carleton University, and has been a member of the Professional Engineers of Ontario (PEO) since 1993. The Company believes that Mr. Chiarello’s broad expertise and understanding of the business and technology aspects of the mobile world, as well as the demands of consumers in the industry, along with his many years in the field of mobile technologies qualify him for service on the Board.

There are no family relationships among any executive officers or directors of the Company.

Cease Trading Orders or Corporate Bankruptcies

To the knowledge of management, none of the nominees for election as a director of the Company:

(a) is, at the date of this Management Proxy Circular and Proxy Statement, or has been, within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Mad Catz) that,

(i) was subject to a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, (each an “order”) that was issued while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii) was subject to an order that was issued after such nominee director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b) is, at the date of this Management Proxy Circular and Proxy Statement, or has been within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director or executive officer of any company (including Mad Catz) that, while such nominee director was acting in that capacity, or within a year of such nominee director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c) has, within the 10 years before the date of this Management Proxy Circular and Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the nominee director.

To the knowledge of management, none of the nominees for election as a director of the Company has been subject to:

(a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for such nominee director.

Majority Voting Policy

The Board has adopted a Majority Voting Policy stipulating that if the number of shares “withheld” for any Director nominee exceeds the number of common shares voted “for” the Director nominee, then, notwithstanding that such Director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the Chairman of the Board, with a copy to the other Directors. The Directors other than such Director will consider such offer of resignation in light of all relevant circumstances, factors and information that they consider appropriate and relevant, including, without limitation, any stated reasons why shareholders withheld votes from the Director, the length of service and qualifications of the Director, the Director’s contributions to the Company and the effect such resignation may have on the Company’s ability to comply with governance guidelines and applicable laws. The Board must take formal action with respect to the resignation within 90 days of the date of the applicable shareholders meeting and announce its decision by press release. If a Director does not tender his or her resignation in accordance with the Majority Voting Policy, the Board will not nominate that Director at the next meeting of shareholders of the Company at which Directors are to be elected. The Majority Voting Policy does not apply in circumstances involving contested director elections.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL 2

APPOINTMENT AND REMUNERATION OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR

The Board and Audit Committee of the Board have recommended the accounting firm of KPMG LLP to be appointed as our Independent Registered Public Accounting Firm and Auditor for the fiscal year ending March 31, 2016.

Unless authority to vote is withheld, the persons named in the accompanying proxy card intend to vote for the re-appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor for the Company’s fiscal year ending March 31, 2016 and to authorize the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor. KPMG LLP, and its predecessors, has been our independent auditor for more than ten years.

The Audit Committee of the Board may terminate the engagement of KPMG LLP as the Company’s Independent Registered Public Accounting Firm and Auditor without the approval of the shareholders if the Audit Committee determines it is necessary or appropriate to terminate their engagement.

A representative of KPMG LLP is expected to attend the Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions from shareholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDER APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR AND THE AUTHORIZATION OF THE BOARD TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR.

PROPOSAL 3

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with the rules of the Securities and Exchange Commission, our shareholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement.

The compensation of our named executive officers is disclosed in the section entitled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section. We believe that our compensation policies and decisions are focused on pay-for-performance principles and aligned with our shareholders’ interests. Compensation of our named executive officers is designed to enable us to attract, motivate and retain talented and experienced executives to lead the Company in a competitive environment.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“BE IT RESOLVED THAT the shareholders approve the compensation of the ‘named executive officers’ of Mad Catz Interactive, Inc., as disclosed in the section entitled ‘Executive Compensation’ in the Management Proxy Circular and Proxy Statement for the Mad Catz Interactive, Inc. 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein. Because the vote is advisory, it will not be binding on the Company or the Board. Nevertheless, the views expressed by our shareholders, whether through this vote or otherwise, are important to us and, accordingly, the Board intends to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDER APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees for Fiscal 2015 and 2014

The aggregate fees billed to the Company by KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor, for the fiscal years ended March 31, 2015 and 2014 were as follows:

	2015	2014
Audit Fees(1)	$729,000	$715,000
Audit-Related Fees(2)	$42,000	—
Tax Fees(3)	$295,920	$159,693
All Other Fees	—	—

(1)	Audit Fees consist of the audit of our annual financial statements included in the Company’s Annual Report on Form 10-K for its 2015 and 2014 fiscal years, respectively, reviews of interim financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)	Audit related fees consist of fees for assurance and related services, such as comfort letters and consents for registration statements.
(3)	Tax Fees consist of fees for tax compliance services and fees for transfer pricing services.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP and has concluded that the provision of such services is compatible with maintaining the independence of the Company’s auditors.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Company’s Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Preliminary Note: The following Report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated by the Company.

The Audit Committee of the Board is composed of three independent directors as required by the listing standards of the NYSE MKT and by Canadian securities regulatory authorities (“CSA”) and operates under a written charter adopted by the Board. The members of the Audit Committee for fiscal year ended March 31, 2015 were Thomas Brown (Chairman), Scott Guthrie, and John Nyholt.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor for the fiscal year ended March 31, 2015, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees).

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Company’s Independent Registered Public Accounting Firm and Auditor and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board approve the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 filed with the Securities and Exchange Commission.

The Audit Committee

Thomas Brown, Chair

Scott Guthrie

John Nyholt

Relevant Education and Experience of Audit Committee Members

By virtue of their prior history and business experience, each of Messrs. Brown, Guthrie, and Nyholt, the current members of the Company’s Audit Committee, have the relevant experience to meaningfully contribute to the Audit Committee. See “Election of Directors” above for a description of the relevant education and experience of the Audit Committee Members.

CORPORATE GOVERNANCE

The Board has developed corporate governance practices to help it fulfill its responsibility to shareholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of shareholders. The Company’s corporate governance practices are memorialized in our Mandate of the Board of Directors, Director Code of Conduct, Code of Ethics and Conduct, Disclosure Policy, and the Charter of the Audit Committee of the Board. We continually review these governance practices and update them as necessary to reflect changes in regulatory requirements and evolving oversight practices. These documents are available on our website at www.madcatz.com and upon request in writing to our Corporate Secretary at the principal executive offices of the Company, 10680 Treena Street, Suite 500, San Diego, California 92131.

Board of Directors

Our Board consists of five members. Four of our current directors are independent under the requirements set forth in the NYSE MKT listing rules and CSA National Instrument 58-101—Disclosure of Corporate Governance Practices (the “Instrument”). For a director to be considered independent, the Board must determine that the director does not have a material relationship with the Company that would interfere with the exercise of independent judgment. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the NYSE MKT listing rules and the Instrument. In addition to applying these independence guidelines, the Board considers all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board has determined that Messrs. Brown, Guthrie, Nyholt and Chiarello are independent.

Board Leadership Structure

Leadership of the Company is currently shared between Mr. Brown, Chairman of the Board of Directors, and Mr. Richardson, President and Chief Executive Officer. The Company does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that flexibility in appointing the Chairman of the Board and Chief Executive Officer allows the Board to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders. The Board believes that the current structure is best for the Company because it allows Mr. Richardson to focus on the Company’s day-to-day business, while allowing Mr. Brown to lead the Board in its primary role of review and oversight of management.

Meetings of the Board of Directors

During fiscal year ended March 31, 2015, our Board held twelve meetings. During fiscal year ended March 31, 2015, all of our directors attended in person or by telephone at least 75% or more of the aggregate number of Board meetings and committee meetings on which they served (during the periods for which they served as such). All directors are strongly encouraged to attend each Annual Meeting of Shareholders, unless attendance would be impracticable or constitute an undue burden. Messrs. Brown, Richardson, Nyholt, and Guthrie attended the 2014 Annual Meeting of Shareholders in person.

Time is allotted during each Board meeting for an executive session involving only our independent directors and non-management directors. Mr. Brown, Chairman of the Board, acts as presiding director at each executive session.

Audit Committee of the Board of Directors

The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the

Securities Exchange Act of 1934 and National Instrument 52-110—Audit Committees. The Audit Committee selects and engages the Company’s independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration. The Audit Committee consists of three members: Thomas Brown (Chairman), Scott Guthrie and John Nyholt. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE MKT listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the United States Securities and Exchange Commission (“SEC”) and that each of Messrs. Brown and Nyholt qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held four meetings in the fiscal year ended March 31, 2015.

Role of Board of Directors in Risk Oversight

The Company’s management is primarily responsible to manage risk and inform the Board regarding the most material risks confronting the Company. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Company’s corporate governance practices and the Company’s executive compensation plans and arrangements. These specific risk categories and the Company’s risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Shareholder Communications with the Board of Directors

It is the Company’s policy to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows Attn: Corporate Secretary, Mad Catz Interactive, Inc., 10680 Treena Street, Suite 500, San Diego, California 92131.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each Annual Meeting. The Board believes that, considering the size of the Company and the Board, nominating decisions can be made effectively on a case-by-case basis by the independent members of the Board. In carrying out the functions of a nominating committee, the independent members of the Board do not rely on a nominating committee charter. Rather, the independent directors apply the guidelines set forth below in considering nominations to the Board.

Director Qualifications

Although the Board has not established specific minimum age, education, experience or skill requirements for potential directors or a formal policy regarding diversity, the Board believes that the appropriate mix and a broad diversity of skills, perspectives, experience, age and gender will help to enhance the performance of the

Board. The independent directors take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•

an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•

regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his or her overall contributions to the Board and the Company.

Identification and Evaluation of Nominees

In making nominations for director, the independent directors identify nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the independent directors will generally poll the Board members and members of management for recommendations. The independent directors may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The independent directors evaluate the qualifications, experience and background of potential candidates. In making their determinations, the independent directors evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent shareholders’ interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the independent directors make recommendations to the Board by a majority vote. Historically, the Board has not relied on third-party search firms to identify director nominees. The Board may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that a candidate be nominated to the Board.

Shareholder Nominations

The Board may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the Board through a written notice to our Corporate Secretary at the principal executive offices of the Company, 10680 Treena Street, Suite 500, San Diego, California 92131, within the time frames required by the Company’s bylaws and applicable law as described under “Shareholder Proposals” below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

STATEMENT ON CORPORATE GOVERNANCE PRACTICES

The CSA has adopted National Instrument 58-101—Disclosure of Corporate Governance Practices, which requires disclosure of the approach of the Company to corporate governance, and has issued guidelines for effective corporate governance under National Policy 58-201—Corporate Governance Guidelines (the “CSA Guidelines”). The CSA Guidelines deal with matters such as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members, and other items pertaining to sound corporate governance. The CSA has issued the Instrument which requires that each reporting issuer disclose, on an annual basis, its approach to corporate governance by disclosing the information required by the Instrument.

The Company’s Board has adopted a formal mandate outlining its responsibilities. A copy of the Mandate is appended hereto as Annex A. The Directors’ Code of Conduct and the Code of Ethics and Conduct for the Company’s employees have also been implemented. The Mandate and the Directors’ Code of Conduct and the Code of Ethics and Conduct for the Company’s employees, along with the charter of the Company’s Audit Committee, may be viewed on the Company’s website at www.madcatz.com. The Company intends to satisfy the disclosure requirement under Form 8-K regarding (1) any amendments to its Codes of Conduct, or (2) any waivers under its Codes of Conduct relating to the Chief Executive Officer and Chief Financial Officer, by posting such information on its website at www.madcatz.com.

The Company believes that its corporate governance practices ensure that the business and affairs of the Company are effectively managed so as to enhance shareholder value. The disclosure requirements of the Instrument and the Company’s response with respect to each requirement are set forth below.

Disclosure Requirements	Comments
Disclose the identity of directors who are independent.

Thomas Brown

Scott Guthrie

John Nyholt

Carlo Chiarello

For more information about each director nominated for election at the Meeting, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclose the identity of directors who are not independent, and describe the basis for that determination.	Darren Richardson, the President and Chief Executive Officer of the Company, is considered not independent (as defined in the Instrument), by virtue of his position with the Company. For more information about each director, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclose whether or not a majority of directors are independent.	The Board is currently composed of five directors, a majority of whom are independent (as defined in the Instrument). After consideration of the criteria set forth in the Instrument, the Board has concluded that four of the current directors are independent. The remaining director is the President and Chief Executive Officer of the Company.

If a director is presently a director of another issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	Thomas Brown—LRAD Corporation

Disclosure Requirements	Comments
Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year end.	The Board meets quarterly and at the end of each meeting of the Board, independent directors meet separately without the President and Chief Executive Officer, who is the only non-independent director. As such, the independent directors met separately from any non-independent directors and members of management 12 times since April 1, 2014.

Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his role and responsibilities.

Thomas Brown is the Chairman of the Board and is an independent director.

The Chairman has the responsibility, among other things, of ensuring that the Board discharges its responsibilities effectively. The Chairman acts as a liaison between the Board and the Chief Executive Officer and chairs Board meetings. Further, the Chairman ensures that the non-management members of the Board meet on a regular basis without management being present.

Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.

Darren Richardson—twelve (of 12) meetings.

Thomas Brown—twelve (of 12) meetings.

Scott Guthrie—twelve (of 12) meetings.

John Nyholt—twelve (of 12) meetings.

Carlo Chiarello was appointed to the Board after the close of the Company’s most recently completed financial year.

Disclose the text of the board’s written mandate.	Please refer to Annex A for the Board’s written mandate.

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.	The Board has developed a written position description for each of the following, as recommended by the CSA Guidelines: Chair of the Board and Chair of the Audit Committee.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.	The Board and the Chief Executive Officer have developed a written position description for the Chief Executive Officer.

Briefly describe what measure the board takes to orient new directors regarding:

(i)     the role of the board, its committees and its directors, and

(ii)    the nature and operation of the issuer’s business.

There is currently no formal orientation program in place for new members of the Board. The Board as a whole and members of management informally provide such orientation. In addition, new members receive an information package, a tour of the facilities and are provided with the opportunity to interact with and request briefings from other directors and management. In light of the Company’s size and the high level of experience of the members of the Board, the Board believes that this approach is practical and effective.

Disclosure Requirements	Comments
Briefly discuss what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.	Given the size of the Company and the in-depth collective public company, financial and industry experience of the Board, there is no formal continuing education program in place. Board members are entitled to attend seminars they determine necessary to keep them up-to-date with current issues relevant to their service as directors of the Company. The Company’s independent auditor provides the Board with regular updates on the current state of the rules, regulations, and guidelines that may be applicable to the Company. The Company’s outside SEC counsel also provides updates on new laws and rules applicable to the Company.

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i)     disclose how a person or company may obtain a copy of the code,

(ii)    describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code, and

(iii)  provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

The Board has adopted a written code of conduct for its directors, and a written code of conduct for its employees.

(i)     a copy of the Company’s codes of conduct referred to above can be obtained on the Company’s website at www.madcatz.com or, alternatively, by written request to the Corporate Secretary of the Company at 10680 Treena Street, Suite 500, San Diego, California 92131.

(ii)    Code of Ethics and Conduct for employees: the Company requires all employees to certify receipt of the code upon acceptance of employment and maintains a copy of the code on its intranet for access by employees. The Company’s human resource department monitors compliance by employees with the code. Depending on the seriousness of the violation, any violation of the code is reported to the employee’s manager, the Company’s General Counsel or to the Company’s Chief Executive Officer.

Code of Conduct for directors: The Board as a whole monitors compliance by directors with the code.

(iii)  Not applicable.

Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.	Each director and executive officer is required to fully disclose his or her interest in respect of any transaction or agreement to be entered into by the Company. Once such interest has been disclosed, the Board as a whole determines the appropriate level of involvement that the director or executive officer should have in respect of the transaction or agreement.

Disclosure Requirements	Comments
Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

Management, supported by the Board, has put structures in place to ensure effective communication between the Company and its stakeholders and the public. The Company provides appropriate disclosure as required by law, and legal counsel reviews all press releases and shareholder reports. The Company requires all employees to certify receipt of the Company’s code of conduct upon acceptance of employment and maintains a copy of the code on its intranet for access by employees. The Company’s human resource department monitors compliance by employees with its code of conduct. Each year, the Company’s General Counsel conducts mandatory training of all employees to encourage ethical behavior.

Directors are permitted to contact and engage outside advisors at the expense of the Company.

Describe the process by which the board identifies new candidates for board nomination.	The Board assesses each new candidate by considering his or her competencies and skills based on such candidate’s prior service on the boards of other corporations and his or her corporate background. The candidate’s attributes are then considered against the competencies and skills that the Board considers necessary for the Board as a whole to possess and the competencies and skills that each existing member of the Board possesses.

Disclose whether or not the board has a nominating committee composed entirely of independent directors.	The Board does not have a standing nominating committee. See “Corporate Governance—Director Nominations”

If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.	Not applicable.

Describe the process by which the board determines compensation for the issuer’s directors and officers.	The Company’s executive compensation program is designed and implemented principally by the independent members of the Board with input from a number of sources, including the Company’s Chief Executive Officer, independent consultants from time to time, and such additional compensation information as the Board deems appropriate. The Board does not delegate, and does not expect to delegate in the future, to management or any other parties, its duties to review the Company’s executive compensation program, which it will review annually. In determining compensation for executive officers, the Board will annually review information which it deems relevant. The Board will also evaluate the Company’s performance and generally determine whether the compensation elements and levels that it

Disclosure Requirements	Comments
provides to its executive officers are appropriate relative to their counterparts, in light of each executive officer’s individual contribution to the Company’s performance. The Board relies upon its judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating each executive officer’s individual performance and the Company’s performance during the year, along with other information which it deems relevant. The Board, other than the Company’s Chief Executive Officer, directly determines the compensation package provided to the Chief Executive Officer based on the Chief Executive Officer’s individual performance and the performance of the Company, receiving input as it deems appropriate. For executive officers other than the Chief Executive Officer, the Chief Executive Officer makes recommendations for each individual’s compensation package to the Board. In making these recommendations the Chief Executive Officer considers the individual’s performance, the individual’s contribution to Company performance and input from the Company’s human resources department. The Board discusses these recommendations with the Chief Executive Officer. The Board further reviews and discusses these recommendations in executive session without any members of management present.

Disclose whether or not the board has a compensation committee composed entirely of independent directors.	The Board does not have a standing compensation committee.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee. If the board does not have a compensation committee composed of entirely independent directors, disclose what steps the board takes to ensure an objective process for determining such compensation.	To ensure an objective process in implementing the Company’s executive compensation program described above, the Board ensures that all final deliberation and decision-making with respect to executive compensation matters, after review and consideration of such compensation and other information as the Board deems appropriate, is made solely by the independent directors without participation of management or non-independent directors.

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	Not applicable.

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.	In order to assess the effectiveness and contribution of the Board and Board committees, the Board reviews, on an annual basis, the size and composition of the Board and Board committees. This review process comprises Board effectiveness, Board and committee structure, Board processes as well as director and committee evaluations. As part of this process, each member of the Board of Directors

Disclosure Requirements	Comments

completes an annual performance evaluation, which is based on emerging and leading practices to assist in the self-assessment of an individual director or the Board’s performance. Results of the performance evaluations are then discussed among the Board, focusing on areas calling for improvement or significant variation in answers. Similarly, the Audit Committee of the Board also completes an annual performance evaluation, the results of which are tabulated and discussed among the Committee and reported to the Board, again focusing on areas calling for improvement or significant variation in answers.

Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Board, in performing the functions associated with a corporate governance and nominating committee, considers, and continues to consider, additional initiatives to further enhance succession planning at the Board level. To date, the Board has not adopted a policy on the mandatory retirement age for directors nor has it adopted a maximum term for director’s service on the Board. In recent years, the Board has undergone significant renewal, with three persons joining the Board and two persons departing the Board in the past two years.

Directors are expected to inform the Chair of any major change in their principal occupation so that the Board would have the opportunity to decide the appropriateness of such director’s continuance as a member of the Board or of a Board committee. Directors are also expected to provide the Chair with information as to all boards of directors that they sit on or that they have been asked to join so as to allow the Board to determine whether it is appropriate for such director to continue to serve as a member of the Board or of a Board committee. The Board will apply Board nominee selection criteria, including directors’ past contributions to the Board and availability to devote sufficient time to fulfill their responsibilities, prior to recommending directors for re-election for another term.

Disclose whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.	The Company has not adopted a written policy relating to the identification and nomination of women directors. Although the Company has not adopted a written policy relating to the identification and nomination of women on the Board, the Board, in performing the functions associated with a nominating committee, considers candidates on merit, based on a balance of skills, background, experience and knowledge. In identifying the highest quality candidates, the Board takes into account diversity considerations such as gender, age and ethnicity, with a view to ensuring that the Board benefits from a broader range of perspectives and relevant experience.

Disclosure Requirements	Comments

If an issuer has adopted a policy referred to immediately above, disclose the following in respect of the policy:

(i)     a short summary of its objectives and key provisions,

(ii)    the measures taken to ensure that the policy has been effectively implemented,

(iii)  annual and cumulative progress by the issuer in achieving the objectives of the policy, and

(iv)   whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The Company has not adopted a written policy relating to the identification and nomination of women directors.

Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer’s reasons for not doing so.	See response provided above regarding disclosure of whether the issuer has adopted a written policy relating to the identification and nomination of women directors.

Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer’s reasons for not doing so.	In considering fulfillment of executive roles, the Company is sensitive to the value of having representation of both genders, with a focus on competencies and experience. The Company strives to appoint the best available candidate based on several criteria, including ability, experience, leadership and professional qualifications.

For purposes of the following items, a “target” means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer’s board or in executive officer positions of the issuer by a specific date.

Disclose whether the issuer has adopted a target regarding women on the issuer’s board. If the issuer has not adopted a target, disclose why it has not done so.

No target has been identified. See response provided above regarding disclosure of whether the Company has adopted a written policy relating to the identification and nomination of women directors.

Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.	No target has been identified. See response provided above regarding how the Company considers the level of representation of women in executive officer positions when making executive officer appointments.

If the issuer has adopted a target referred to in either (b) or (c), disclose: (i) the target, and (ii) the annual and cumulative progress of the issuer in achieving the target.	No target has been identified.

Disclosure Requirements	Comments
Disclose the number and proportion (in percentage terms) of directors on the issuer’s board who are women.	None of the Company’s five Board members are women (0%).

Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.	Under applicable criteria and definition, 20% or 1 of 5 executive officers are women.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July 13, 2015, 73,469,571 shares of Common Stock of the Company have been issued and are outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding beneficial ownership of or control or direction, directly or indirectly, over the Company’s Common Stock as of July 13, 2015, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company’s voting securities or to the knowledge of the Company’s directors and executive officers, any person or company that beneficially owns or controls or directs, directly or indirectly, over 10% or more of the shares of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under “Executive Compensation” below and (iv) all directors, director nominees and executive officers of the Company as a group. The Company believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is c/o Mad Catz, Inc., 10680 Treena Street, Suite 500, San Diego, California 92131.

Beneficial Owner	Number of Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)	Percent of Common Stock Outstanding(2)
Thomas Brown	346,000	*
Scott Guthrie	40,342	*
John Nyholt	96,712	*
Carlo Chiarello	—	*
Darren Richardson	2,630,750	3.5%
Karen McGinnis	396,333	*
Brian Andersen	987,500	1.3%
Whitney Peterson	1,755,638	2.4%
All Officers and Directors as a Group (9 persons)	6,965,775	8.9%

*	Less than one percent.
(1)	As to each person or group in the table, the table includes the following shares issuable upon exercise of options that are exercisable within 60 days from July 13, 2015: Thomas Brown: 200,000; Scott Guthrie: 40,342; John W. Nyholt: 46,712; Darren Richardson: 1,468,750; Karen McGinnis: 183,333; Brian Andersen: 962,500; Whitney Peterson: 981,524; and all executive officers and directors as a group: 4,595,661.
(2)	Except as otherwise provided, all percentages are calculated based upon the total number of shares outstanding of 73,469,571 shares of the Company as of July 13, 2015, plus the number of options presently exercisable or exercisable within 60 days of July 13, 2015 by the named security holder.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, and each of its three other most highly compensated executive officers, the named executive officers, for the fiscal years ended March 31, 2015 and March 31, 2014.

Name and Principal Position	Year	Salary($)		Bonus($)(1)	Option Awards($)(2)	All Other Compensation($)		Total($)
Darren Richardson	2015	423,295		—	131,400	20,499	(3)(4)	575,194
President, Chief Executive Officer and Director	2014	422,823		—	—	20,499	(3)(4)	443,322
Karen McGinnis	2015	275,000		—	105,100	8,400	(4)	388,500
Chief Financial Officer	2014	211,538	(5)	—	65,000	2,900	(4)	279,438
Brian Andersen(6)	2015	271,194		—	87,600	13,560	(4)	372,354
Chief Operating Officer	2014	265,225		—	—	13,261	(4)	278,486
Whitney Peterson	2015	275,210		—	87,600	8,750	(4)	371,560
Vice President and General Counsel	2014	274,899		—	—	9,336	(4)	284,235

(1)	Represents bonuses earned during the applicable fiscal year as a result of the Company’s and the individual’s performance.
(2)	Reflects the aggregate fair value of stock options granted as of the applicable grant date calculated in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the stock awards are discussed in Note 8, “Stock-Based Compensation,” of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015.
(3)	Includes amounts related to an auto allowance.
(4)	Includes amounts related to 401(k) employer matches for Mr. Richardson, Mr. Peterson, and Ms. McGinnis and retirement plan contributions for Mr. Andersen.
(5)	Ms. McGinnis became the Company’s Chief Financial Officer on June 10, 2013 and the salary reflected for fiscal year 2014 represents the amount earned from that date.
(6)	Mr. Andersen’s salary and bonuses are paid in British pounds sterling. For purposes of this table, British pounds sterling amounts for Mr. Anderson have been translated into U.S. dollars using the average exchange rates during the applicable fiscal year.

Employment Contracts; Potential Payments Upon Termination or Change-in-Control

Certain of the Company’s executive officers whose compensation is required to be reported in the Summary Compensation Table are parties to written employment agreements with the Company. Among other things, these employment agreements contain severance and other provisions that will provide for payments to the executive officer following termination of employment with the Company. A summary of the employment agreements with our executive officers follows:

Darren Richardson

The Company is party to an amended and restated employment agreement with Mr. Richardson, dated April 22, 2014, pursuant to which Mr. Richardson serves as President and Chief Executive Officer of the Company. Under the terms of the agreement, Mr. Richardson’s annual base salary is currently $423,295. The agreement provides for a one-year term and thereafter automatically renews for successive one-year periods unless earlier terminated in accordance with the terms provided therein. Under the agreement, Mr. Richardson is also eligible to participate in such other incentive compensation programs as may be in effect from time to time for the Company’s senior executive officers and in such health, retirement, insurance, paid time off and other benefits programs and policies as are offered by the Company. Under the agreement, Mr. Richardson’s employment with the Company is “at will” and may be terminated by the Company or Mr. Richardson without any breach of the agreement. The agreement provides that if the agreement is terminated by Mr. Richardson for “good reason” or by the Company without “cause,” as such terms are defined in the agreement, Mr. Richardson will be entitled to receive from the Company severance benefits equal to (a) continued base salary payments, paid according to the Company’s normal payroll practice, for a period of two (2) years, (b) if other executive officers receive bonuses for the fiscal year in which Mr. Richardson is terminated, then a pro rata share of the bonus that would have been received by Mr. Richardson for such fiscal year, and (c) continued medical and health benefits for Mr. Richardson and his family for two (2) years following termination or until Mr. Richardson is eligible to receive substantially the same medical and health benefits from another employer, whichever occurs first. The Company’s severance obligations are also subject to receipt of a release of claims from Mr. Richardson.

In addition, if Mr. Richardson’s employment with the Company is terminated within the period of three (3) months prior to a “change of control,” as defined in the agreement, or within fifteen (15) months following a “change in control,” Mr. Richardson will be entitled to receive (a) a lump sum payment in cash equal to two (2) years of his base salary, (b) the target bonus for the fiscal year in which the termination occurred, (c) continued medical and health benefits for Mr. Richardson and his family for two (2) years following termination or, until Mr. Richardson is eligible to receive medical and health benefits from another employer, whichever occurs first, and (d) full vesting of all unvested stock options and restricted stock held by Mr. Richardson and continued exercisability of stock options until the first anniversary of the date of termination.

Karen McGinnis

The Company is party to an amended and restated employment agreement with Ms. McGinnis, dated April 22, 2014, pursuant to which Ms. McGinnis serves as Chief Financial Officer of the Company. Under the terms of the agreement, Ms. McGinnis’ annual base salary is currently $275,000. The agreement provides for a one-year term and thereafter automatically renews for successive one-year periods unless earlier terminated in accordance with the terms provided therein. Under the agreement, Ms. McGinnis is also eligible to participate in such other incentive compensation programs as may be in effect from time to time for the Company’s senior executive officers and in such health, retirement, insurance, paid time off and other benefits programs and policies as are offered by the Company. Under the agreement, Mrs. McGinnis’ employment with the Company is “at will” and may be terminated by the Company or Ms. McGinnis’ without any breach of the agreement. The agreement provides that if the agreement is terminated by Ms. McGinnis for “good reason” or by the Company without “cause,” as such terms are defined in the agreement, Ms. McGinnis will be entitled to receive from the Company severance benefits equal to (a) continued base salary payments, paid according to the Company’s normal payroll practice, for a period of eighteen (18) months, and (b) if other executive officers receive bonuses for the fiscal year in which Ms. McGinnis is terminated, then a pro rata share of the bonus that would have been received by Ms. McGinnis for such fiscal year, and (c) continued medical and health benefits for Ms. McGinnis and her family for two (2) years following termination or until Ms. McGinnis is eligible to receive medical and health benefits from another employer, whichever occurs first. The Company’s severance obligations are also subject to receipt of a release of claims from Ms. McGinnis.

In addition, if Ms. McGinnis’ employment with the Company is terminated within the period of three (3) months prior to a “change of control,” as defined in the agreement, or within fifteen (15) months following a “change in control,” Ms. McGinnis will be entitled to receive (a) a lump sum payment in cash equal to eighteen (18) months of her base salary, (b) the target bonus for the fiscal year in which the termination occurred, (c) continued medical and health benefits for Ms. McGinnis and her family for two (2) years following termination or, until Ms. McGinnis is eligible to receive medical and health benefits from another employer, whichever occurs first, and (d) full vesting of all unvested stock options and restricted stock held by Ms. McGinnis and continued exercisability of stock options until the first anniversary of the date of termination.

Brian Andersen

The Company is party to an amended and restated employment agreement with Mr. Andersen, dated April 22, 2014, pursuant to which Mr. Andersen serves as Chief Operating Officer of the Company. Under the terms of the agreement, Mr. Andersen’s annual base salary is currently £168,047 (approx. $271,194). The agreement provides for a one-year term and thereafter automatically renews for successive one-year periods unless earlier terminated in accordance with the terms provided therein. Under the agreement, Mr. Andersen is also eligible to participate in such other incentive compensation programs as may be in effect from time to time for the Company’s senior executive officers and in such health, retirement, insurance, paid time off and other benefits programs and policies as are offered by the Company. Under the agreement, Mr. Andersen’s employment with the Company is “at will” and may be terminated by the Company or Mr. Andersen without any breach of the agreement. The agreement provides that if the agreement is terminated by Mr. Andersen for “good reason” or by the Company without “cause,” as such terms are defined in the agreement, Mr. Andersen will be entitled to receive from the Company severance benefits equal to (a) continued base salary payments, paid according to the Company’s normal payroll practice, for a period of eighteen (18) months, and (b) if other executive officers receive bonuses for the fiscal year in which Mr. Andersen is terminated, then a pro rata share of the bonus that would have been received by Mr. Andersen for such fiscal year. The Company’s severance obligations are also subject to receipt of a release of claims from Mr. Andersen.

In addition, if Mr. Andersen’s employment with the Company is terminated within the period of three (3) months prior to a “change of control,” as defined in the agreement, or within fifteen (15) months following a “change in control,” Mr. Andersen will be entitled to receive (a) a lump sum payment in cash equal to eighteen (18) months of his base salary, (b) the target bonus for the fiscal year in which the termination occurred, and (c) full vesting of all unvested stock options and restricted stock held by Mr. Andersen and continued exercisability of stock options until the first anniversary of the date of termination.

Whitney Peterson

The Company is party to an amended and restated employment agreement with Mr. Peterson, dated April 22, 2014, pursuant to which Mr. Peterson serves as Senior Vice President, Business Affairs, General Counsel and Secretary of the Company. Under the terms of the agreement, Mr. Peterson’s annual base salary is currently $275,210. The agreement provides for a one-year term and thereafter automatically renews for successive one-year periods unless earlier terminated in accordance with the terms provided therein. Under the agreement, Mr. Peterson is also eligible to participate in such other incentive compensation programs as may be in effect from time to time for the Company’s senior executive officers and in such health, retirement, insurance, paid time off and other benefits programs and policies as are offered by the Company. Under the agreement, Mr. Peterson’s employment with the Company is “at will” and may be terminated by the Company or Mr. Peterson without any breach of the agreement. The agreement provides that if the agreement is terminated by Mr. Peterson for “good reason” or by the Company without “cause,” as such terms are defined in the agreement, Mr. Peterson will be entitled to receive from the Company severance benefits equal to (a) continued base salary payments, paid according to the Company’s normal payroll practice, for a period of eighteen (18) months, (b) if other executive officers receive bonuses for the fiscal year in which Mr. Peterson is terminated, then a pro rata share of the bonus that would have been received by Mr. Peterson for such fiscal year, and (c) continued medical and health benefits for Mr. Peterson and his family for two (2) years following termination or until Mr. Peterson is eligible to receive substantially the same medical and health benefits from another employer, whichever occurs first. The Company’s severance obligations are also subject to receipt of a release of claims from Mr. Peterson.

In addition, if Mr. Peterson’s employment with the Company is terminated within the period of three (3) months prior to a “change of control,” as defined in the agreement, or within fifteen (15) months following a “change in control,” Mr. Peterson will be entitled to receive (a) a lump sum payment in cash equal to eighteen (18) months of his base salary, (b) the target bonus for the fiscal year in which the termination occurred, (c) continued medical and health benefits for Mr. Peterson and his family for two (2) years following termination or, until Mr. Peterson is eligible to receive medical and health benefits from another employer, whichever occurs first, and (d) full vesting of all unvested stock options and restricted stock held by Mr. Peterson and continued exercisability of stock options until the first anniversary of the date of termination.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of March 31, 2015.

Name	Option Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
	Exercisable	Unexercisable
Darren Richardson	200,000	—		$1.23	06/07/2017
	300,000	—		$0.47	09/30/2018
	150,000	—		$0.33	09/02/2019
	200,000	—		$0.43	09/16/2020
	268,750	31,250	(1)	$0.98	08/18/2021
	193,750	106,250	(2)	$0.67	08/20/2022
	—	375,000	(4)	$0.56	09/11/2024
Karen McGinnis	87,500	112,500	(3)	$0.47	06/14/2023
	—	300,000	(4)	$0.56	09/11/2024
Brian Andersen	130,000	—		$1.23	06/07/2017
	200,000	—		$0.47	09/30/2018
	70,000	—		$0.33	09/02/2019
	150,000	—		$0.43	09/16/2020
	179,167	20,833	(1)	$0.98	08/18/2021
	129,167	70,833	(2)	$0.67	08/20/2022
	—	250,000	(4)	$0.56	09/11/2024
Whitney Peterson	69,024	—		$1.23	06/07/2017
	200,000	—		$0.47	09/30/2018
	150,000	—		$0.33	09/02/2019
	150,000	—		$0.43	09/16/2020
	179,167	20,833	(1)	$0.98	08/18/2021
	129,167	70,833	(2)	$0.67	08/20/2022
	—	250,000	(4)	$0.56	09/11/2024

(1)	Granted on August 18, 2011. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.
(2)	Granted on August 20, 2012. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.
(3)	Granted on June 14, 2013. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.
(4)	Granted on September 11, 2014. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.

Compensation of Directors

The following table shows all the fees earned or cash paid by the Company during the fiscal year ended March 31, 2015 to the Company’s non-employee directors. No option and restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid or awarded to these directors during the fiscal year ended March 31, 2015.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Thomas Brown	80,000	8,758	88,758
Scott Guthrie	50,000	8,758	58,758
John Nyholt	50,000	8,758	58,758
Carlo Chiarello(2)	—	—	—

(1)	The amounts in this column reflect the aggregate fair value of stock options granted as of the applicable grant date calculated in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the stock awards are discussed in Note 8, “Stock-Based Compensation,” of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015. On March 31, 2015, Mr. Brown had 200,000 outstanding stock option awards, Mr. Guthrie had 40,342 outstanding stock option awards, Mr. Nyholt had 46,712 outstanding stock option awards, and Mr. Chiarello had no outstanding stock option awards.
(2)	Mr. Chiarello was appointed as a director of the Company on May 21, 2015, effective June 8, 2015.

The Company’s non-employee directors receive the following compensation for board service: $50,000 annual retainer; $20,000 additional annual retainer to the Chairman of the Board; $10,000 additional annual retainer to the Audit Committee chair; and $5,000 additional annual retainer to the chair of any other committee formally constituted by the Board. In addition, non-employee directors receive $2,500 for each Board or Audit Committee meeting attended in person, $500 for each Board or Audit Committee meeting attended by telephone that is shorter than two hours, and $1,000 for each Board or Audit Committee meeting attended by telephone that is longer than two hours, in excess of attendance (whether in person or by telephone) of 10 Board and, where applicable, 10 Audit Committee meetings per year. Non-employee directors also receive an annual option grant of 25,000 shares of Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all of the Company’s equity compensation plans as of March 31, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans approved by security holders	7,941,811	$0.64	252,918
Equity compensation plans not approved by security holders	—	—	—
Total	7,941,811	$0.64	252,918

2007 Stock Option Plan

The Company maintains one equity compensation plan, the Mad Catz Interactive, Inc. Stock Option Plan—2007, as amended (the “2007 Plan”), which was initially approved by the Company’s shareholders in 2007 and amended in 2010, 2011 and 2013.

Administration

The 2007 Plan is currently administered by the Board, although the Board may delegate this authority at a future time to a committee of the Board. Subject to the provisions of the 2007 Plan, the Board (or if authorized by the Board, a committee of the Board) determines, among other things, the persons to whom from time to time awards may be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards. The Board or applicable Board committee may also delegate to the Chief Executive Officer the authority to allocate stock option grants among non-management employees within the terms of reference and scope as determined by the Board or applicable Board committee.

Eligibility

Persons eligible to participate in the 2007 Plan are directors, officers and employees of or consultants to the Company or of any subsidiary of the Company, as determined by the Board or applicable Board committee who demonstrate the potential of becoming key personnel of, or performing valuable services for the Company or any of its subsidiaries.

Limitation on Awards and Shares Available

The 2007 Plan currently authorizes up to 10,300,000 shares for issuance, being the maximum number of shares that have previously been issued or which could be issuable under the 2007 Plan since its inception in 2007. The number of shares reserved for issuance under the 2007 Plan from time to time is not necessarily reflective of the number of options that are outstanding at any given time because options that are exercised do not replenish the number of shares reserved under the 2007 Plan. Currently, the Company has options outstanding under the 2007 Plan to purchase 7,887,317 shares of Common Stock representing approximately 10.7% of the number of shares currently issued and outstanding. 307,412 shares remain available for future grant under the 2007 Plan as of July 13, 2015.

Under the terms of the 2007 Plan, no options may be granted to insiders if such grant, together with any other security based compensation arrangements of the Company (collectively with the 2007 Plan referred to as “Share Compensation Arrangements”) could result in (i) the number of shares of Common Stock issuable to insiders of the Company exceeding 10% of the number of issued and outstanding shares of Common Stock of the Company at such time or (ii) the issuance to insiders pursuant to Share Compensation Arrangements within any twelve month period of a number of shares exceeding 10% of the number of issued and outstanding shares of Common Stock at such time. “Insider” is defined in the 2007 Plan to include directors and senior officers (and their respective associates) of the Company and of certain subsidiaries of the Company. “Share compensation arrangements” is defined under the 2007 Plan as any compensation or incentive mechanism involving the issuance or potential issuance of securities of the Company, including financially assisted share purchases, stock options and stock appreciation rights involving the issuance of authorized but unissued shares of the Company.

In addition, to prevent the dilution or enlargement of the rights of holders under the 2007 Plan, the 2007 Plan provides for the adjustment of the terms of the awards or the number of shares reserved for issuance thereunder in the event of any stock split, reverse stock split, stock dividend payable on our shares of Common Stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award. Shares of the Company’s Common Stock that are awarded under the 2007 Plan will be authorized but unissued shares. If any award granted under the 2007 Plan is forfeited or terminated, the shares of Common Stock reserved for issuance pursuant to the award will be made available for future award grants under the 2007 Plan.

Non-employee directors receive a one-time initial grant of options in respect of 25,000 shares; provided that if such person becomes a director subsequent to the previous annual meeting of the shareholders of the Company, the number of shares in respect of such initial grant of options is reduced on a pro rata basis based on the number of days elapsed from the previous annual meeting of shareholders to the date of such person’s appointment as a director. Thereafter, non-employee directors receive an annual grant of options in respect of 25,000 shares. The maximum number of options that may be held by any other participants under the 2007 Plan is as determined from time to time by the Board or the applicable Board committee.

Awards

Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code (the “Code”), and nonqualified stock options may be granted under the 2007 Plan. Stock option grants to members of the Board will, unless otherwise determined by the Board or applicable Board committee, vest and become exercisable on the first anniversary of the date of such grant. Stock option grants to persons other than members of the Board will, unless otherwise determined by the Board or applicable Board committee, vest and become exercisable as follows: 25% of the shares underlying such option shall vest and become exercisable on the first anniversary of the date of grant and the remainder shall vest and become exercisable in 36 equal monthly installments. The option exercise price of all stock options granted pursuant to the 2007 Plan will be as determined by the Board or applicable Board committee and will equal at least 100% of fair market value of the Common Stock of the Company on the date of grant. In no circumstances shall the exercise price of an option be less than the closing sale price of the Common Stock on the Toronto Stock Exchange (or on any other stock exchange on which the Company’s shares are then listed) on the last trading day prior to the effective date of grant. The effective date of grant will not be earlier than the actual date of grant. Stock options granted under the 2007 Plan will have a term for exercise as determined by the Board or applicable Board committee provided that such term will end on or before the tenth anniversary of the effective date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an optionee who is a citizen or resident of the United States in any calendar year may not exceed $100,000.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, or by tendering previously acquired shares of the Company’s Common Stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Board (or the applicable Board committee) in order to avoid adverse accounting consequences) or other property acceptable to the Board (or the applicable Board committee) (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Securities Exchange Act of 1934, as amended.

The Company does not currently intend to provide financial assistance in connection with the exercise of stock options granted under the 2007 Plan.

Assignability

Options granted under the 2007 Plan may only be assigned to: (i) a spouse of the optionee: (ii) a trustee, custodian or administrator acting on behalf of or for the benefit of the optionee or a spouse of the optionee; (iii) a registered retirement savings plan or a registered retirement income fund of the optionee or his or her spouse; (iv) a “holding entity” (as defined in National Instrument 45-106 of the Canadian Securities Administrators) of the optionee or his or her spouse; and (v) the legal personal representatives of a deceased optionee.

Blackout Periods

The Company prohibits its directors, officers and employees from trading in its securities with knowledge of any material information concerning the Company which has not been publicly disclosed. As it may be difficult from time to time for an individual to determine if he or she is in possession of material non-public information, the Company identifies certain restricted periods (or “blackout periods”) during which its personnel are not to trade in securities of the Company, which includes the non-cash exercise of stock options. The 2007 Plan permits options that would otherwise expire during or immediately following a blackout period to remain exercisable until the fifth business day following the cessation of such blackout period.

Cessation of Employment

If an optionee ceases to be a director, officer or employee of, or a consultant to, the Company or any of its subsidiaries, then unless otherwise determined by the Board or applicable Board committee, the option will terminate and cease to be exercisable after 90 days from the earlier of the date on which the optionee ceases to be a director, officer, employee or consultant, or the date on which the optionee was given notice of dismissal.

Change in Control

In the event the Board recommends that shareholders accept or vote in favor of a bona fide offer for the shares of the Company that will result in a change of control of the Company, then all options which are outstanding, although not yet exercisable (vested), will become immediately exercisable, subject to the terms of the 2007 Plan. The Board may, in its discretion, give its express consent to the vesting of options which are outstanding, although not yet exercisable, upon receipt of an offer that it is not prepared to recommend. In addition, all options which are outstanding, although not yet exercisable, will automatically vest and become exercisable immediately prior to the consummation of a change in control transaction.

Amendment and Termination

The Board may terminate, amend, or modify the 2007 Plan at any time; provided, however, that shareholder approval must be obtained (i) to reduce the exercise price of an option either directly or indirectly including by means of the cancellation of an option and the reissue of a similar option; (ii) to extend the period available to exercise an option beyond the normal expiration date (except in respect of blackout periods as provided in the 2007 Plan); (iii) to increase the levels of insider participation under the 2007 Plan; (iv) to increase the number of shares reserved for issuance under the 2007 Plan (other than pursuant to the provisions of the 2007 Plan); (v) to add any additional categories of persons eligible to receive options under the 2007 Plan; (vi) to increase the number of options that may be granted to non-employee directors initially or annually thereafter under the 2007 Plan; and (vii) to amend any assignment rights set forth in the 2007 Plan. All other amendments to the 2007 Plan could be made at the discretion of the Board. For example, the Board’s discretion will include without limitation, authority to make amendments to clarify any ambiguity, inconsistency or omission in the 2007 Plan and other amendments of a clerical or housekeeping nature, to alter the vesting or termination provisions of any option or of the 2007 Plan, to modify the mechanics of exercise, and to add a financial assistance provision.

Securities Law

The 2007 Plan is intended to conform to the extent necessary with all provisions of the laws, regulations and rules of all public agencies and authorities applicable to the issuance and distribution of shares and to the listing of shares on any stock exchange on with the shares of the Company may be listed. The 2007 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2007 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

U.S. Tax Consequences

The tax consequences of the 2007 Plan under current United States federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2007 Plan, and is intended for general information only. Alternative minimum tax, Canadian tax and state, provincial and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Incentive Stock Options: An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionholder satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionholder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

Nonqualified Stock Options: Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionholder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionholder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option.

Other Considerations

The Code allows publicly-held corporations to deduct compensation in excess of $1,000,000 paid to the corporation’s chief executive officer and its four other most highly compensated executive officers if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. The Company intends for stock options granted at fair market value to be deductible by the Company as performance-based compensation not subject to the $1,000,000 limitation on deductibility.

RELATED PERSON TRANSACTIONS

From April 1, 2014 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $120,000 to which the Company or any of its subsidiaries was (or is to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company’s equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the “SEC”) his or her transactions in the Company’s securities. Regulations promulgated by the SEC require the Company to disclose in this Management Proxy Circular and Proxy Statement any reporting violations with respect to the 2015 fiscal year, which came to the Company’s attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions as holdings. The Company believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of its equity securities, have complied with all filing requirements of Section 16(a) applicable to such persons for fiscal year ended March 31, 2015.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at Mad Catz’ Annual Meeting of Shareholders may do so in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in the Company’s proxy materials relating to its 2016 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company at its principal executive offices no later than March 31, 2016. Shareholders wishing to bring a proposal before the 2016 Annual Meeting of Shareholders in accordance with Canadian laws must provide written notice of such proposal to our Corporate Secretary at the principal executive offices of the Company no later than April  30, 2016.

OTHER MATTERS

The Board does not intend to bring any other business before the Meeting, and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. In addition to the scheduled items of business, the Meeting may consider shareholder proposals (including proposals omitted from this Management Proxy Circular and Proxy Statement and form of proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the Meeting. As to any other business that may properly come before the Meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2015, as filed by us with the SEC (excluding exhibits), is a portion of the Annual Report that is being mailed, together with this Management Proxy Circular and Proxy Statement, to all shareholders entitled to vote at the Meeting. However, such Annual Report, including the Annual Report on Form 10-K, is not to be considered part of this proxy solicitation material.

COPIES OF THE ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY OF THE COMPANY, 10680 Treena Street, Suite 500, San Diego, California 92131. A request for a copy of the Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on the Record Date. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Shareholders may contact the Corporate Secretary of the Company, at 10680 Treena Street, Suite 500, San Diego, California 92131 to obtain, free of charge, copies of the Company’s financial statements and Management’s Discussion and Analysis (“MD&A”). Financial information is provided in the Company’s comparative financial statements and MD&A for the Company’s most recently completed financial year.

The contents and sending of this Management Proxy Circular and Proxy Statement have been approved by the Board.

By Order of the Board of Directors

San Diego, California	Darren Richardson,
President and Chief Executive Officer

July 28, 2015

Annex A

MANDATE OF THE MAD CATZ INTERACTIVE, INC. BOARD OF DIRECTORS

The Board of Directors (“Board”) of Mad Catz Interactive, Inc. (“Corporation”) is responsible for overseeing the management of the business and the affairs of the Corporation. The Board provides guidance and direction to senior management to attain corporate objectives and to maximize shareholder value. The Corporation’s Board, and the members thereof (the “Directors”), has adopted a Director Code of Conduct and the Directors are expected to adhere to the standards of loyalty, good faith, and the avoidance of conflicts of interest described therein including, but not limited to, the obligation and duty to, individually, and in connection with the powers and duties of their office to: (a) act honestly and in good faith with the best interests of the Corporation in mind; (b) care for the finances and legal requirements of the Corporation; and (c) act in good faith and with a reasonable degree of care without any conflicts of interest or the appearance thereof.

In short, the interests of the Corporation must take precedence over personal interests of individual board members as they act loyally, reasonably, always in good faith and exercise good business judgment in their oversight capacity.

In fulfilling its Mandate, the objectives of the Board include:

1)	Adopting a strategic planning process and approving a comprehensive strategic plan which takes into account the opportunities and risks of the business, and monitoring management’s success in implementing the strategy;

2)	Assessing and monitoring operational performance against the strategic plan;

3)	Adopting a risk management process to identify the principal risks of all aspects of the business of the Corporation and ensuring that there are appropriate systems in place which effectively monitor and manage these risks;

4)	Selecting, evaluating, and compensating the President and CEO, appointing other executive Officers of senior management, and ensuring that programs are in place for training and assessing the executive Officers and for an orderly succession process for Officers;

5)	Developing or approving the Corporation’s approach to corporate governance;

6)	Effecting the Corporation’s expectation that directors attend all requisite board and committee meetings and review meeting materials in advance of such meetings;

7)	Monitoring the practices of management against the Corporation’s disclosure policy to ensure appropriate and timely communication to shareholders of material information concerning the Corporation;

8)	Assessing the integrity of the Corporation’s internal control and management information systems;

9)	Satisfying itself, that the Chief Executive Officer and other senior management personally exhibit and create a culture of integrity throughout the Corporation;

10)	Annually reviewing the executive management compensation programs;

11)	Regularly conducting assessments of the effectiveness of the Board, as well as the effectiveness and contribution of each Board committee and each individual director; and

12)	Appointing the appropriate Committees and delegating to them certain responsibilities to assist the Board of Directors in giving effect to the foregoing.

A-1

8th Floor, 100 University Avenue

Toronto, Ontario M5J 2Y1

www.computershare.com

Security Class

Holder Account Number

Fold

Form of Proxy - Annual Meeting to be held on September 10, 2015

This Form of Proxy is solicited by and on behalf of Management. Notes to proxy

1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your powerto sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specifi ed a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 10:00 a.m., Pacific Time, on September 8, 2015.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

To Vote Using the Internet

To Receive Documents Electronically

Call the number listed BELOW from a touch tone

telephone.

1-866-732-VOTE (8683) Toll Free

Go to the following web site:

www.investorvote.com

Smartphone?

Scan the QR code to vote now.

You can enroll to receive future securityholder

communications electronically by visiting

www.computershare.com/eDelivery and clicking

on “eDelivery Signup”.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy.

Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

Important Notice Regarding Internet Availability of Proxy Materials for the 2015 Annual Meeting to be held on September 10, 2015. The Management Proxy Circular and Proxy

Statement and Annual Report are available at https://materials.proxyvote.com/556162

CONTROL NUMBER

015WJA

Appointment of Proxyholder

The undersigned shareholder of Mad Catz Interactive, Inc. (the “Corporation”) hereby appoints Thomas Brown, Chairman of the Board of Directors, or, failing him, Darren Richardson, President and Chief Executive Officer of the Corporation,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of the Corporation to be held at Mad Catz Interactive, Inc., 10680

Treena Street, Suite 500, San Diego, CA 92131 on September 10, 2015 at 10:00 a.m. and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

For With hold

Thomas Brown

Darren Richardson

John Nyholt

Scott Guthrie

Carlo Chiarello

Fold

2. Appointment of Auditors

Appointment of KPMG LLP as the Independent Registered Public Accounting Firm and as Auditor of the Corporation for the ensuing year and authorizing the Directors to fix its remuneration.

For Against Abstain

3. Advisory Approval of the Company’s Executive Compensation Consider, and, as deemed advisable, approve, on a non-binding basis, the compensation paid to the Company’s named executive officers.

Authorized Signature(s) – This section must be completed for your instructions to be executed.

Signature(s) Date

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.

Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

M C Z Q A R 2

0 4 9 2 2 1

A R 2

015WKA